UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2014

ModusLink Global Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35319	04-2921333
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 170 Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 663-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of ModusLink Global Solutions, Inc. (the “Company”) was held pursuant to notice at The Beverly Wilshire Hotel, 9500 Wilshire Boulevard, Beverly Hills, California, on December 9, 2014. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

Proposal 1 – Election of Class III directors.

Name	Votes For	Votes Withheld	Broker Non-Votes

Jeffrey J. Fenton	29,374,728	2,353,375	11,435,908

Jeffrey S. Wald	29,374,738	2,353,365	11,435,908

Mr. Fenton and Mr. Wald have each been elected to hold office until the 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

Proposal 2 – To amend the Company’s Restated Certificate of Incorporation to declassify the Board of Directors. The Company’s Restated Certificate of Incorporation provides that any amendment to Article Seventh may only be approved by the affirmative vote of seventy-five percent (75%) of the Company’s outstanding voting stock. As the “votes for” constituted 57.95% of the Company’s outstanding voting stock entitled to notice of and to vote at the Annual Meeting, the proposal did not meet the required threshold. Proposal 2 was not approved as a result of the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

30,199,017	1,483,209	45,877	11,435,908

Proposal 3 – To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers. Proposal 3 was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

28,554,657	3,126,132	47,314	11,435,908

Proposal 4 – To approve the amendment of the Company’s Restated Certificate of Incorporation to effect a reverse stock split followed by a forward stock split. Proposal 4 was approved as a result of the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

40,197,881	2,690,725	275,405	N/A

Proposal 5 – To approve the NOL Protective Amendment to the Company’s Restated Certificate of Incorporation. Proposal 5 was approved as a result of the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

29,173,917	2,489,132	65,054	11,435,908

Proposal 6 – To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year. Proposal 6 was approved as a result of the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

41,405,281	1,623,092	135,638	N/A

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ModusLink Global Solutions, Inc.

Date: December 12, 2014	By:	/s/ Joseph B. Sherk
	Name:	Joseph B. Sherk
	Title:	Controller and Principal Accounting Officer (Principal Financial Officer)